UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23084

Series Portfolios Trust
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

John Hedrick, President
Series Portfolios Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6047
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2016

Date of reporting period:  December 31, 2016

Item 1. Reports to Stockholders.

APPLETON EQUITY GROWTH FUND

Symbol: APLEX

Annual Report
December 31, 2016

Investment Adviser
Appleton Partners, Inc.
One Post Office Square, Sixth Floor
Boston, MA 02109

Table of Contents

Letter to Shareholders	1
Fund Performance	3
Expense Example	4
Tabular Presentation of Schedule of Investments	5
Schedule of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to the Financial Statements	13
Report of Independent Registered Public Accounting Firm	19
Additional Information	20
Privacy Policy Disclosure	23

APPLETON EQUITY GROWTH FUND

Dear Shareholders:

Performance Recap:
After a dramatic close to the second quarter, volatility seemingly followed many traders on an extended vacation for the remainder of the summer. Coming off the whipsaw moves of late June, the third quarter brought a staggering 43 consecutive trading days without a 1% move in the S&P 500 (“the index”). A brief bout of anxiety over the Fed’s next policy move only momentarily shook this calm in early September, but the S&P 500 quickly stabilized and closed the quarter with a 3.85% gain. Any hopes of a quiet fourth quarter were dashed in the early hours of November 9th, with the surprise victory of insurgent Republican presidential candidate Donald Trump. More surprising than the election results were the reactions in the financial markets. On election eve, the S&P 500 futures dropped by 5%, triggering a halt in trading, as it became apparent that Trump was going to secure victory. Yet stocks not only reversed those losses the following day, but continued to rally into year-end, returning 3.82% in the final quarter and 11.96% for the year. The Appleton Equity Growth Fund’s total return was -1.49% for the twelve month period ended December 31, 2016.

Market Commentary
If forced to choose one word to characterize the stock market during the second half of 2016, it would have to be “rotation.” Despite the index trading in a fairly tight range and touching an all-time high in August, there was a substantial shift under the surface. In our last letter, we highlighted that the first-half outperformance of the defensive, bond-proxy sectors such as Utilities, Telecoms, and Staples had left these sectors relatively overvalued. Over the third quarter, in general, we saw cyclical sectors, particularly the Technology, Financial, and Industrial sectors, outperform those defensive sectors. We believe that this change was due not only to the move up in bond yields, but to investors taking a more “risk-on” approach and rotating out of the overvalued, low-volatility, high dividend stocks into more relatively attractive high beta stocks.

This re-allocation ignited a “risk-on” mentality in the market, helping large-cap growth stocks recover on a relative basis. After the election, however, hopes of corporate tax reform, deregulation, and increased infrastructure spending sparked a rally in the Financials, Industrials, Materials, and Energy sectors- all traditionally considered “value” investments. Smaller companies, which typically are domestically focused and stand to potentially benefit most from tax reform, vastly outperformed their larger peers. Given this backdrop, the large-cap growth segment of the market once again fell out of favor with market participants who were ignoring fundamentals and chasing performance. This rapid headline-driven rotation made for a difficult investing environment for long-term, fundamental-focused managers.

Portfolio Commentary
Stock selection was the primary driver of the underperformance in the second half of 2016, particularly in the Energy and Technology sectors. The single largest detractor to the relative performance of the Fund over the second half was not owning Microsoft, which was up 23% over the period. The Fund’s overweight in Healthcare dampened relative results as the sector fell out of favor in the lead up to the election with both candidates championing the need for reductions to healthcare costs. On the positive side, stock selection in the Financials sector was able to outweigh the negative impact of being slightly underweight the sector. Not owning Telecom and Utilities stocks also positively impacted relative performance as those sectors lagged given the rise in yields.

APPLETON EQUITY GROWTH FUND

Outlook
Heading into 2017, we are cautious on the overall stock market in the short term, but believe that further modest gains are achievable for the year ahead. At this time last year, risks to the market included the drop in oil, economic growth in China, and contagion risks in the high-yield market and European banks. A year later, we believe that political risk is most likely to cause turbulence to our long-term, more positive view. All of the major indices are within shouting distance of all-time highs and have seemingly priced in all the positives of a Trump presidency. While there are certainly benefits to be had with lower corporate taxes, less regulation, and increased spending, we have yet to receive any firm details on what the final plans will look like. Given the anticipatory run up in stocks, we are dubious that the final policies will live up to the hype. We also haven’t seen what the new administration’s final trade policies will look like and what impact they will have on businesses. Another risk, particularly to U.S. exporters, is the rising dollar. The dollar is currently near its highest level since 2002 and is sure to impact the earnings outlooks for CEO’s/CFO’s in the coming quarter. Aside from those risks, we believe that stocks can still finish the year higher. Global central banks remain accommodative and global yield curves have been steepening. We believe that the economy can continue to recover and grow modestly. If corporate earnings continue to improve after a number of negative-growth quarters, we believe that the overall market can advance even with little valuation multiple expansion. We continue to favor the Technology and Healthcare sectors as areas that offer opportunities for above-market growth at reasonable valuations, especially after the recent sell-offs. We will also look to add companies to the portfolio that have higher marginal tax rates and stand to potentially benefit from any potential tax reform.

Opinions expressed as those of the Fund, are subject to change, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in small & mid-sized companies, which involve additional risks such as limited liquidity and greater volatility than larger companies. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Earnings growth is not a measure of the Fund’s future performance.

Fund holdings are subject to change and are not recommendations to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments found in this report.

Past performance does not guarantee future results.

This report must be preceded or accompanied by a prospectus.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  You cannot invest directly in an index.

Beta is a measure of a stock’s volatility relative to the market.

Distributed by Quasar Distributors, LLC.

APPLETON EQUITY GROWTH FUND

Value of $10,000 Investment (Unaudited)

The chart assumes an initial investment of $10,000 made on December 31, 2006. Performance reflects waivers of fees and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return (%) – As of December 31, 2016

	1 Year	3 Year	5 Year	10 Year
Appleton Equity Growth Fund	-1.49%	0.55%	8.45%	4.53%
S&P 500® Index(1)	11.96%	8.87%	14.66%	6.95%
Russell 1000 Growth Index(2)	7.08%	8.55%	14.50%	8.33%

(1)
The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks.  Most of the stocks in the S&P 500® Index are issued by the 500 largest companies, in terms of the aggregate market value of their outstanding stock, and are generally listed on NYSE.

(2)
The Russell 1000 Growth Index measures the performance of the large- and mid-capitalization growth sectors of the U.S. equity market. The Russell 1000 Growth Index is a subset of the Russell 1000® Index, which measures the performance of the large-capitalization sector of the U.S. equity market.

APPLETON EQUITY GROWTH FUND

EXPENSE EXAMPLE (Unaudited)
December 31, 2016

As a shareholder of the Fund, you incur (1) transaction costs, and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 through December 31, 2016).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemptions fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relevant total cost of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	(7/1/2016)	(12/31/2016)	(7/1/2016 – 12/31/2016)
Actual(2)	$1,000.00	$1,059.30	$7.76
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,017.60	$7.61

(1)	Expenses are equal to the Fund’s annualized expense ratio for the period of 1.50%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.
(2)	Based on actual returns for the six-month period ended December 31, 2016 of 5.93%.

APPLETON EQUITY GROWTH FUND

TABULAR PRESENTATION OF SCHEDULE OF INVESTMENTS
As of December 31, 2016 (Unaudited)

Sector	% of Net Assets
Information Technology	29.1%
Health Care	16.9%
Consumer Discretionary	16.0%
Financials	15.2%
Industrials	8.0%
Consumer Staples	5.1%
Materials	3.9%
Real Estate	3.3%
Energy	1.7%
Money Market Fund	1.0%
Liabilities in Excess of Other Assets	(0.2)%
100.0%

APPLETON EQUITY GROWTH FUND

SCHEDULE OF INVESTMENTS
December 31, 2016

Shares		Fair Value

	COMMON STOCKS — 99.2%

	Aerospace & Defense — 4.3%
1,350	Lockheed Martin Corp.	$337,419
1,000	Northrop Grumman Corp.	232,580
		569,999

	Banks — 7.2%
22,000	Bank of America Corp.	486,200
5,350	JPMorgan Chase & Co.	461,651
		947,851

	Beverages — 2.8%
2,390	Constellation Brands, Inc. – Class A	366,411

	Biotechnology — 2.4%
2,175	Amgen, Inc.	318,007

	Capital Markets — 8.0%
1,975	The Goldman Sachs Group, Inc.	472,914
7,175	Intercontinental Exchange, Inc.	404,813
1,600	S&P Global, Inc.	172,064
		1,049,791

	Chemicals — 2.2%
1,075	The Sherwin-Williams Co.	288,896

	Communications Equipment — 3.0%
3,100	Palo Alto Networks, Inc.*	387,655

	Construction Materials — 1.7%
1,800	Vulcan Materials Co.	225,270

	Food & Staples Retailing — 2.3%
1,875	Costco Wholesale Corp.	300,206

	Health Care Equipment & Supplies — 6.0%
2,200	Edwards Lifesciences Corp.*	206,140
4,450	Medtronic PLC	316,974
2,150	Stryker Corp.	257,591
		780,705

The accompanying notes are an integral part of these financial statements.

APPLETON EQUITY GROWTH FUND

SCHEDULE OF INVESTMENTS – CONTINUED
December 31, 2016

Shares		Fair Value

	Health Care Providers & Services — 2.9%
2,375	UnitedHealth Group, Inc.	$380,095

	Hotels, Restaurants & Leisure — 3.2%
7,500	Starbucks Corp.	416,400

	Industrial Conglomerates — 1.8%
1,300	Roper Technologies, Inc.	238,004

	Internet & Direct Marketing Retail — 6.1%
540	Amazon.com, Inc.*	404,930
3,200	Netflix, Inc.*	396,160
		801,090

	Internet Software & Services — 6.5%
500	Alphabet, Inc. – Class C*	385,910
4,100	Facebook, Inc. – Class A*	471,705
		857,615

	IT Services — 6.0%
8,425	PayPal Holdings, Inc.*	332,535
5,850	Visa, Inc. – Class A	456,417
		788,952

	Leisure Products — 1.8%
2,960	Hasbro, Inc.	230,258

	Life Sciences Tools & Services — 3.0%
2,750	Thermo Fisher Scientific, Inc.	388,025

	Machinery — 1.9%
2,950	Wabtec Corp.	244,909

	Multiline Retail — 1.6%
2,800	Dollar Tree, Inc.*	216,104

	Oil, Gas & Consumable Fuels — 1.7%
2,500	Exxon Mobil Corp.	225,650

	Pharmaceuticals — 2.6%
6,400	Zoetis, Inc.	342,592

The accompanying notes are an integral part of these financial statements.

APPLETON EQUITY GROWTH FUND

SCHEDULE OF INVESTMENTS – CONTINUED
December 31, 2016

Shares		Fair Value

	Real Estate Investment Trusts (REITs) — 3.3%
4,100	American Tower Corp.	$433,288

	Semiconductors & Semiconductor Equipment — 6.0%
2,200	Broadcom Ltd.	388,894
4,000	NXP Semiconductors N.V.*	392,040
		780,934

	Software — 3.3%
2,000	Adobe Systems, Inc.*	205,900
2,800	Electronic Arts, Inc.*	220,528
		426,428

	Specialty Retail — 3.3%
3,175	The Home Depot, Inc.	425,704

	Technology Hardware, Storage & Peripherals — 4.3%
4,810	Apple, Inc.	557,094
	Total Common Stocks (Cost $9,273,047)	12,987,933

	SHORT-TERM INVESTMENT — 1.0%

	Money Market Fund — 1.0%
122,548	Fidelity Institutional Government Portfolio Fund – Class I, 0.39% (a)	122,548
	Total Short-Term Investment (Cost $122,548)	122,548
	Total Investments — 100.2% (Cost $9,395,595)	13,110,481
	Liabilities in Excess of Other Assets — (0.2)%	(22,199)
	TOTAL NET ASSETS — 100.0%	$13,088,282

Percentages are stated as a percent of net assets
*	Non-income producing.
(a)	The rate quoted is the annualized seven-day effective yield as of December 31, 2016.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLP (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

APPLETON EQUITY GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

ASSETS:
Investments, at fair value (cost $9,395,595)	$13,110,481
Cash	2,244
Receivable for capital shares sold	813
Receivable from the Adviser	198
Dividends, reclaims, and interest receivable	6,426
Prepaid expenses	12,251
Total Assets	13,132,413

LIABILITIES:
Payable for capital shares redeemed	330
Payable for fund administration fees	10,855
Payable for fund accounting fees	397
Payable for custodian fees	941
Payable for transfer agent fees and expenses	5,950
Accrued expenses and other liabilities	25,658
Total Liabilities	44,131
TOTAL NET ASSETS	$13,088,282

NET ASSETS CONSIST OF:
Paid-in capital	$9,277,273
Accumulated undistributed net realized gain on investments	96,123
Net unrealized appreciation on investments	3,714,886

TOTAL NET ASSETS	$13,088,282

Shares outstanding (unlimited number of shares authorized, no par value)	1,358,947
Net asset value, offering price and redemption price per share	$9.63

The accompanying notes are an integral part of these financial statements.

APPLETON EQUITY GROWTH FUND

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2016

INVESTMENT INCOME:
Interest	$837
Dividend income	177,664
Total Investment Income	178,501

EXPENSES:
Investment advisory fees (See note 3)	151,323
Administration fees (See note 3)	53,700
Transfer agent fees (See note 3)	34,171
Professional fees	28,377
Trustees’ fees and expenses	20,945
Other	19,517
Fund accounting fees (See note 3)	12,535
Federal and state registration fees	9,696
Reports to shareholders	7,995
Custodian fees (See note 3)	5,822
Compliance fees (See note 3)	750
Total expenses before reimbursement	344,831
Less: Expense reimbursement by Adviser (See note 3)	(117,846)
Net Expenses	226,985
NET INVESTMENT LOSS	(48,484)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain on investments	1,068,545
Change in unrealized appreciation on investments	(1,313,814)
Net realized and unrealized loss on investments	(245,269)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(293,753)

The accompanying notes are an integral part of these financial statements.

APPLETON EQUITY GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2016	December 31, 2015
OPERATIONS:
Net investment loss	$(48,484)	$(75,989)
Realized gain on investments	1,068,545	672,706
Change in unrealized appreciation on investments	(1,313,814)	(555,930)
Net increase (decrease) in net assets resulting from operations	(293,753)	40,787

DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain	(684,566)	(1,305,918)
Total distributions to shareholders	(684,566)	(1,305,918)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	788,914	1,265,903
Shares issued in reinvestment of dividends	648,754	315,915
Payments for shares redeemed	(4,499,266)	(1,440,739)
Net increase (decrease) in net assets resulting
from capital share transactions	(3,061,598)	141,079

NET DECREASE IN NET ASSETS	(4,039,917)	(1,124,052)

NET ASSETS:
Beginning of year	17,128,199	18,252,251
End of year*	$13,088,282	$17,128,199
* including accumulated net investment income of:	$—	$—

	Year Ended	Year Ended
	December 31, 2016	December 31, 2015
CAPITAL SHARE TRANSACTIONS (IN SHARES):
Shares sold	81,986	112,450
Shares issued in reinvestment of dividends	66,813	30,694
Shares redeemed	(454,610)	(127,718)
Net increase (decrease) in shares outstanding	(305,811)	15,426
Shares outstanding:
Beginning of year	1,664,758	1,649,332
End of year	1,358,947	1,664,758

The accompanying notes are an integral part of these financial statements.

APPLETON EQUITY GROWTH FUND

FINANCIAL HIGHLIGHTS

	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	December 31,	December 31,	December 31,		December 31,		December 31,
	2016	2015	2014		2013		2012
PER SHARE DATA:

Net asset value, beginning of year	$10.29	$11.07	$11.51		$8.96		$7.81

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.03)	(0.05)	(0.04)		(0.01)		0.01
Net realized and unrealized
gain (loss) on investments	(0.12)	0.06	0.38		2.56		1.15
Total from investment operations	(0.15)	0.01	0.34		2.55		1.16

Less distributions from:
Net investment income	—	—	—		—		(0.01)
Net realized gains	(0.51)	(0.79)	(0.78)		—		—
Total distributions	(0.51)	(0.79)	(0.78)		—		(0.01)
Net asset value, end of year	$9.63	$10.29	$11.07		$11.51		$8.96

TOTAL RETURN	(1.49)%	0.19%	2.98%		28.46%		14.90%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year
($ in thousands)	$13,088	$17,128	$18,252		$17,546		$13,408
Ratio of net expenses
to average net assets	1.50%	1.50%	1.50	%(b)	1.50	%(b)	1.50%
Ratio of net investment income (loss)
to average net assets	(0.32)%	(0.41)%	(0.36	)%(b)	(0.14	)%(b)	0.14%
Portfolio turnover rate	30%	42%	30%		34%		17%

(a)	Calculated based on average shares outstanding during the year.
(b)	The Adviser voluntarily waived distribution expenses equal to 0.25% of average net assets. The ratio is presented after the effect of the waiver.

The accompanying notes are an integral part of these financial statements.

APPLETON EQUITY GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2016

1.	ORGANIZATION

Series Portfolios Trust (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated July 27, 2015. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Appleton Equity Growth Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust.  The Fund commenced operations on December 31, 2000.

The Fund, a newly created series of the Trust, acquired all of the assets and liabilities of the Appleton Equity Growth Fund as a series of the Appleton Funds Trust in a tax-free reorganization effective July 1, 2016, pursuant to an approval by an information statement on March 31, 2016.  In connection with the reorganization, shares were exchanged for identical shares of the new Fund.  On the date of the reorganization, the final net asset value of the predecessor fund was deemed to be the accounting survivor for financial reporting purposes, and as a result, the financial statements and the financial highlights reflect the operations of the predecessor fund for periods prior to the reorganization date.  As a tax-free reorganization, any unrealized appreciation or depreciation on the securities on the date of reorganization were treated as a non-taxable event, thus the cost basis of the securities held reflect their historical cost basis as of the date of transfer.  The net assets, fair value of investments, and net unrealized appreciation of the predecessor fund at the time of transfer were $14,749,791; $14,746,923; and $3,409,200, respectively.  At the date of reorganization there were a total of 1,540,744 shares outstanding.

The Fund seeks long-term growth of capital by investing primarily in common stocks.  The Fund is an investment company and accordingly follows the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Board Codification Topic 946 Financial Services – Investment Companies.  The Fund currently offers one series of shares to investors.  The Fund may issue an unlimited number of shares of beneficial interest, with no par value.  All shares of the Fund have equal rights and privileges.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

A.  Investment Valuation – The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all the pricing procedures followed by the Fund. Equity securities, including common stocks and real estate investment trusts (“REITs”) that are traded on a national securities exchange, except those listed on the NASDAQ Global Market®, NASDAQ Global Select Market® and the NASDAQ Capital Market® exchanges (collectively “NASDAQ”), are valued at the last reported sale price on that exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and ask prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchanged traded equity security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Short-term investments in other mutual funds, including money market funds, are valued at their NAV per share.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 in the fair value hierarchy.

APPLETON EQUITY GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS – CONTINUED
December 31, 2016

All other assets of the Fund are valued in such a manner as the Board of Trustees, in good faith, deems appropriate to reflect its fair value. As of December 31, 2016, the Fund did not have any fair valued securities.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about  the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the year and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of December 31, 2016:

Investments at Market Value	Level 1	Level 2	Level 3	Total
Common Stocks*	$12,987,933	$—	$—	$12,987,933
Short-Term Investment	122,548	—	—	122,548
	$13,110,481	$—	$—	$13,110,481

*	Please refer to the Schedule of Investments for industry classification of the Fund’s holdings.

It is the Fund’s policy to report transfers at the end of the reporting period.  During the year ended December 31, 2016, the Fund recognized no transfers between levels.  The Fund didn’t invest in any Level 3 investments during the year.

B.  Cash and Cash Equivalents – The Fund considers highly liquid short-term fixed income investments purchased with an original maturity of less than three months to be cash equivalents. Cash equivalents are included in short-term investments on the Schedule of Investments as well as in investments on the Statement of Assets and Liabilities. Temporary cash overdrafts are reported as payable to custodian.

C.  Guarantees and Indemnifications – In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

D.  Security Transactions, Income and Expenses – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of

APPLETON EQUITY GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS – CONTINUED
December 31, 2016

identified cost. Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

E.  Allocation of Expenses – Expenses associated with a specific fund in the Trust are charged to that Fund.  Common Trust expenses are typically allocated evenly between funds of the Trust, or by other equitable means.

F.  Share Valuation – The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days which the New York Stock Exchange (“NYSE”) is closed for trading.

G.  Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

3.	RELATED PARTY TRANSACTIONS

The Trust has an agreement with the Appleton Partners, Inc. (the “Adviser”) to furnish investment advisory services to the Fund.  Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.00% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to reduce its management fees and/or absorb expenses of the Fund to ensure that total annual operating expenses after fee waiver and/or expense reimbursement (excluding any acquired fund fees and expenses, taxes, interest, brokerage fees (including commissions, mark-ups and mark-downs), expenses incurred in connection with a merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.50% of the Fund’s average daily net assets.  Fees waived and reimbursed expenses are subject to possible recoupment from the Fund in future years on a rolling three year basis (i.e. within the three years after the fees have been waived or reimbursed) not to exceed the expense limitation in place at the time such amounts were waived or reimbursed.  The Operating Expense Limitation Agreement is intended to be continual in nature and cannot be terminated within one year after the effective date of the Fund’s prospectus and subject thereafter to termination at any time upon 60 days written notice and approval by the Trust’s Board of Trustees and the Adviser.  Waived fees and reimbursed expenses subject to potential recovery by year of expiration are as follows:

Amount	Expiring
$78,727	December 31, 2017
$71,728	December 31, 2018
$117,846	December 31, 2019

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant.  U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s

APPLETON EQUITY GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS – CONTINUED
December 31, 2016

custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. A Trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the year ended December 31, 2016, are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator. A Trustee of the Trust is an interested person of the Distributor.

4.	DISTRIBUTION COSTS

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the Funds average daily net assets.  The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales materials, adverting and public relation expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund.  For the year ended December 31, 2016, the Fund did not access, accrue, or collect a distribution fee.

5.	TAX FOOTNOTE

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of and during the year ended December 31, 2016, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority and did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. As of and during the year ended December 31, 2016, the Fund did not incur any interest or penalties.

At December 31, 2016, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost of investments	$9,395,595
Gross unrealized appreciation	3,826,548
Gross unrealized depreciation	(111,662)
Net unrealized appreciation	$3,714,886

Undistributed ordinary income	—
Undistributed long-term capital gain	96,123
Total distributable earnings	$96,123
Other accumulated losses	—
Total accumulated gains	$3,811,009

APPLETON EQUITY GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS – CONTINUED
December 31, 2016

As of December 31, 2016, the Fund did not have any capital loss carryovers.  A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year.  Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable period subsequent to December 31.  For the taxable year ended December 31, 2016, the Fund does not plan to defer any qualified late year losses.

Distributions to Shareholders – The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.  For the year ended December 31, 2016, the following table shows the reclassifications made:

Accumulated Net	Accumulated Undistributed Net
Investment Loss	Realized Gain on Investments	Paid-in Capital
$48,484	$(2,217)	$(46,267)

The tax character of distributions paid during the year ended December 31, 2016, were as follows:

Ordinary Income*	Long Term Capital Gains	Total
$—	$684,566	$684,566

The tax character of distributions paid for the year ended December 31, 2015, were as follows:

Ordinary Income*	Long Term Capital Gains	Total
$—	$1,305,918	$1,305,918

*For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

6.	INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the year ended December 31, 2016, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	$4,493,783	$8,015,048

7.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2016, Charles Schwab & Co., for the benefit of its customers, owned 67.8% of the outstanding shares of the Fund.

APPLETON EQUITY GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS – CONTINUED
December 31, 2016

8.	CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Unaudited)

On May 12, 2016, the appointment of Baker Tilly Virchow Krause, LLP (“Baker Tilly”) as the Fund’s independent registered public accounting firm ended, and upon the recommendation of the Trust’s Audit Committee and approval of the Board of Trustees, the Fund engaged Cohen & Company, Ltd. as the Fund’s principal independent registered public accounting firm for the fiscal year ending December 31, 2016.  Baker Tilly had served as the principal independent registered public accounting firm for each of the previous fiscal years ending December 31, 2014 through December 31, 2015.  The reports of Baker Tilly on the financial statements of the Fund for such periods contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.  During the Fund’s fiscal years December 31, 2014 through December 31, 2015 there were no disagreements with Baker Tilly on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Baker Tilly, would have caused Baker Tilly to make references thereto in their report on the financial statements of such years.  In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933, as amended.

9.	SUBSEQUENT EVENTS

On January 19, 2017, upon recommendation of the Adviser, the Board of Trustees of the Fund adopted a plan to liquidate and dissolve the Fund on or around February 28, 2017 (the “Liquidation Date”).

At any time prior to the Liquidation Date, shareholders of the Fund may redeem their shares in the Fund.  Investors who are shareholders of the Fund on the Liquidation Date will receive an amount of cash and or securities equal to the net asset value of their shares calculated on that date.  The Adviser has agreed to pay all costs of the liquidation, such as audit, legal, and service provider costs.

On February 3, 2017, the Fund paid a long-term capital gains distribution in the amount of $4,026,279 or $3.09164 per share and a short-term capital gain distribution in the amount of $358,487 or $0.27527 per share.

Management has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

APPLETON EQUITY GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Appleton Equity Growth Fund and
Board of Trustees of Series Portfolios Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Appleton Equity Growth Fund (the “Fund”), a series of Series Portfolios Trust, as of December 31, 2016, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.  The statement of changes in net assets and financial highlights for the years ended prior to December 31, 2016 were audited by other auditors whose report dated February 17, 2016, expressed an unqualified opinion on that financial statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Appleton Equity Growth Fund as of December 31, 2016, the results of its operations, changes in its net assets, and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed within Note 9 to the financial statements, on January 19, 2017, the Board of Trustees of Series Portfolios Trust approved the liquidation of Appleton Equity Growth Fund.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 23, 2017

APPLETON EQUITY GROWTH FUND

ADDITIONAL INFORMATION (Unaudited)
December 31, 2016

Number of
				Portfolios	Other
				in Fund	Directorships
	Positions	Term of Office		Complex(2)	Held by
Name and	with	and Length of	Principal Occupations	Overseen	Trustee During
Year of Birth	the Trust	Time Served	During Past Five Years	by Trustee	Past Five Years

Independent Trustees of the Trust(1)

Koji Felton	Trustee	Indefinite	Counsel, Kohlberg Kravis	6	None
(born 1961)		Term;	Roberts & Co. L.P.
		Since	(2013 – 2015); Counsel,
		September	Dechert LLP (2011 – 2013);
		2015.	Senior Vice President and
Deputy General Counsel,
Charles Schwab & Co., Inc.
(1998 – 2011).

Debra McGinty-Poteet	Trustee	Indefinite	Retired.	6	Independent
(born 1956)		Term;			Trustee, First
		Since			Western Funds
		September			Trust (Since
		2015.			May 2015);
Inside Trustee,
Brandes
Investment
Trust, Chair and
President
(2000 – 2012);
Director, Inside
Trustee,
Brandes Funds
LTD
(2002 – 2012).

Daniel B. Willey	Trustee	Indefinite	Compliance Officer, United	6	None
(born 1955)		Term;	Nations Joint Staff Pension
		Since	Fund (since 2009).
September
2015.

Interested Trustee

Dana L. Armour(3)	Chair,	Indefinite	Executive Vice President,	6	None
(born 1968)	Trustee	Term;	U.S. Bancorp Fund Services,
		Since	LLC (since 2013); Senior
		September	Vice President, U.S. Bancorp
		2015.	Fund Services (2010 – 2013).

APPLETON EQUITY GROWTH FUND

ADDITIONAL INFORMATION (Unaudited) – CONTINUED
December 31, 2016

Number of
				Portfolios	Other
				in Fund	Directorships
	Positions	Term of Office		Complex(2)	Held by
Name and	with	and Length of	Principal Occupations	Overseen	Trustee During
Year of Birth	the Trust	Time Served	During Past Five Years	by Trustee	Past Five Years

Officers of the Trust

John J. Hedrick	President	Indefinite	Vice President, U.S.	Not	Not
(born 1977)	and Principal	Term;	Bancorp Fund Services,	Applicable	Applicable
	Executive	Since	LLC (since 2011).
	Officer	September
2015.

David A. Cox	Treasurer	Indefinite	Assistant Vice President,	Not	Not
(born 1982)	and	Term;	U.S. Bancorp Fund	Applicable	Applicable
	Principal	Since	Services, LLC (since 2011).
	Financial	January
	Officer	2016.

Michael R. McVoy(4)	Chief	Indefinite	Executive Vice President,	Not	Not
(born 1957)	Compliance	Term;	U.S. Bancorp Fund	Applicable	Applicable
	Officer and	Since	Services, LLC (since 2005).
	Anti-Money	September
	Laundering	2015.
Officer

Alia M. Vasquez	Secretary	Indefinite	Vice President, U.S.	Not	Not
(born 1980)		Term;	Bancorp Fund Services,	Applicable	Applicable
		Since	LLC (since 2015),
		September	Assistant Vice President,
		2015.	U.S. Bancorp Fund Services
(2010 – 2015).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The term “Fund Complex” includes all series of the Trust as of the date of this report. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
Ms. Armour, as a result of her employment with U.S. Bancorp Fund Services, LLC, which acts as transfer agent, administrator, and fund accountant to the Trust, is considered to be an “interested person” of the Trust, as defined under the 1940 Act.

(4)	On January 19, 2017, Jennifer Kienbaum was approved as Chief Compliance Officer and Anti-Money Laundering Officer.

APPLETON EQUITY GROWTH FUND

ADDITIONAL INFORMATION (Unaudited) – CONTINUED
December 31, 2016

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Form N-Q is available without charge upon  request by calling 1-800-543-0407.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-800-543-0407. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-800-543-0407, or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended December 31, 2016, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the American Taxpayer Relief Act of 2012. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.00% for the Fund.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2016 was 0.00% for the Fund.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(c) was 0.00%.

APPLETON EQUITY GROWTH FUND

PRIVACY NOTICE (Unaudited)

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

(This Page Intentionally Left Blank.)

INVESTMENT ADVISER
Appleton Partners, Inc.
One Post Office Square, Sixth Floor
Boston, MA 02109

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Goodwin Procter LLP
901 New York Avenue NW
Washington, DC 20001

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-800-543-0407.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

(1)	File: A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of [trustees/directors] has determined that there is at least one audit committee financial expert serving on its audit committee.  Debra-McGinity-Poteet is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  For the fiscal years ended December 31, 2016 and December 31, 2015, the Fund’s principal accountant was Cohen & Company, Ltd and Baker Tilly Virchow Krause, LLP, respectively.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2016	FYE 12/31/2015
Audit Fees	$13,500	$10,750
Audit-Related Fees	$0	$0
Tax Fees	$6,000	$2,500
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. And Baker Tilly Virchow Krause, LLP, respectively, applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2016	FYE 12/31/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2016	FYE 12/31/2015
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s [President/Principal Executive Officer] and [Treasurer/Principal Financial Officer] have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Filed herewith

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Series Portfolios Trust

By (Signature and Title)      /s/John Hedrick
John Hedrick, President

Date    March 9, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/John Hedrick
John Hedrick, President

Date    March 9, 2017

By (Signature and Title)      /s/David Cox
David Cox, Treasurer

Date    March 8, 2017